UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 1, 2007

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Stone Kaplan Investments, LLC, One Northfield Plaza, Suite 480 Northfield, Illinois	60093
(Address of principal executive offices)	(Zip Code)

(847) 441-0929

(Registrant’s telephone number, including area code)

Stone Arcade Acquisition Corporation

(Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On May 1, 2007, KapStone Paper and Packaging Corporation (“KapStone”) entered into a First Amendment to Credit Agreement dated May 1, 2007 (the “First Amendment”) by and among KapStone and LaSalle Bank National Association.  The First Amendment amends KapStone’s obligation to deliver a Borrowing Base Certificate.

Item 9.01               Financial Statements and Exhibits

The following exhibits are being filed as part of this Form 8-K:

Exhibit No.	Description
99.1	First Amendment to Credit Agreement dated as of May 1, 2007 by and among KapStone Kraft Paper Corporation and LaSalle Bank National Association

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Credit Agreement dated as of May 1, 2007 by and among KapStone Kraft Paper Corporation and LaSalle Bank National Association